UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report:    October 24, 2022
(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Class B Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
☐    Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 2.02.  Results of Operations and Financial Condition.
On October 24, 2022 Albany International issued a news release reporting third quarter 2022 financial results. The Company will host a webcast to discuss earnings at 9:00 a.m. Eastern Time on Tuesday October 25, 2022. The news release is furnished as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits. The following exhibit is being furnished herewith:
99.1    News release dated October 24, 2022 reporting third-quarter 2022 financial results.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Stephen M. Nolan

Name:	Stephen M. Nolan
Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)
Date: October 24, 2022

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release dated October 24, 2022 reporting third-quarter 2022 financial results.
104	Inline XBRL cover page.

Exhibit 99.1

Albany International Reports Third-Quarter 2022 Results
ROCHESTER, N.H.--(BUSINESS WIRE)--October 24, 2022--Albany International Corp. (NYSE:AIN) today reported operating results for its third quarter of 2022, which ended September 30, 2022.

    "We are pleased to report another strong quarter,” said Albany International President and Chief Executive Officer, Bill Higgins. “Our revenue of $261 million was up year-over-year. Engineered Composites grew third quarter sales nearly 37% compared to the third quarter of 2021 driven by higher LEAP production and the CH53-K helicopter program. The Machine Clothing segment delivered another excellent performance in the quarter. On the bottom line, both segments achieved strong operating income, working hard to overcome inflation and supply chain challenges.

"Third quarter GAAP earnings per share was $0.34 inclusive of a pension settlement charge of $1.03 partially offset by currency gains. Adjusted earnings per share was $1.15 up from $0.83 reported last year," concluded Higgins.

For the third quarter ended September 30, 2022:
•Net sales were $260.6 million, up 12.1%, or 16.5% after adjusting for currency translation, when compared to the prior year, primarily due to year-over-year growth in sales related to the CH-53K and LEAP programs within the Engineered Composites segment.
•Gross profit of $100.5 million was 9.2% higher than the $92.0 million reported for the same period of 2021.
•Selling, Technical, General, and Research (STG&R) expenses were $46.8 million, compared to $47.4 million in the same period of 2021. The decrease was driven by the favorable effect of the revaluation of foreign currency in the Machine Clothing segment.
•Operating income was $53.6 million, compared to $44.5 million in the prior year, an increase of 20.6%.
•Certain pension plan liabilities were settled for a plan in the U.S., leading to charges totaling $49.1 million and reducing GAAP earnings per share by $1.20.
•Effective tax rate for the quarter was -41.9%, driven by the release of residual taxes as a result of the pension settlement; excluding the effect of the pension settlement and related adjustments, the effective tax rate for the quarter was 24.6% or 250 basis points lower than that for the third quarter of 2021, mainly due to favorable discrete tax adjustments in the third quarter of 2022.
•Net income attributable to the Company was $10.7 million ($0.34 per share), compared to $30.9 million ($0.95 per share) in the third quarter of 2021. Adjusted earnings per share (or Adjusted EPS, a non-GAAP measure) was $1.15 per share in the third quarter of 2022, compared to $0.83 in the same period of last year.
•Adjusted EBITDA (a non-GAAP measure) was $68.1 million, compared to $60.2 million in the third quarter of 2021, an increase of 13%.

Please see the tables below for a reconciliation of non-GAAP measures to their comparable GAAP measures.

Outlook for Full-Year 2022
The Company has updated its guidance for the full year 2022 as follows:
•Total company revenue of between $990 million and $1.015 billion;
•Effective income tax rate, including tax adjustments, of 25% to 27%;
•Total company depreciation and amortization of between $71 and $72 million;
•Capital expenditures in the range of $75 to $85 million;
•GAAP earnings per share of between $2.84 and $3.14;
•Adjusted earnings per share of between $3.50 and $3.80;
•Total company Adjusted EBITDA of $240 to $255 million;
•Machine Clothing revenue of $595 to $610 million;
•Machine Clothing Adjusted EBITDA of between $215 and $225 million;
•Albany Engineered Composites revenue of between $395 and $405 million; and
•Albany Engineered Composites Adjusted EBITDA of between $75 and $80 million.

ALBANY INTERNATIONAL CORP.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net sales	$260,563	$232,442	$766,101	$689,322
Cost of goods sold	160,070	140,400	473,411	407,006

Gross profit	100,493	92,042	292,690	282,316
Selling, general, and administrative expenses	36,873	37,696	119,325	116,899
Technical and research expenses	9,934	9,673	29,984	28,916
Restructuring expenses, net	42	187	268	230

Operating income	53,644	44,486	143,113	136,271
Interest expense, net	3,794	3,734	11,336	11,521
Pension settlement expense	49,128	—	49,128	—
Aviation Manufacturing Jobs Protection (AMJP) grant	—	(5,832)	—	(5,832)
Other (income)/expense, net	(6,918)	2,753	(17,891)	4,215

Income before income taxes	7,640	43,831	100,540	126,367
Income tax expense/(benefit)	(3,183)	12,889	22,273	36,375

Net income	10,823	30,942	78,267	89,992
Net income attributable to the noncontrolling interest	129	80	635	150
Net income attributable to the Company	$10,694	$30,862	$77,632	$89,842

Earnings per share attributable to Company shareholders - Basic	$0.34	$0.95	$2.47	$2.78

Earnings per share attributable to Company shareholders - Diluted	$0.34	$0.95	$2.46	$2.77

Shares of the Company used in computing earnings per share:
Basic	31,111	32,381	31,416	32,369

Diluted	31,223	32,434	31,518	32,424

Dividends declared per share, Class A and Class B	$0.21	$0.20	$0.63	$0.60

ALBANY INTERNATIONAL CORP.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(unaudited)

	September 30, 2022	December 31, 2021
ASSETS
Cash and cash equivalents	$276,482	$302,036
Accounts receivable, net	198,847	191,985
Contract assets, net	148,729	112,546
Inventories	133,840	117,882
Income taxes prepaid and receivable	4,055	1,958
Prepaid expenses and other current assets	46,761	32,394
Total current assets	$808,714	$758,801

Property, plant and equipment, net	411,139	436,417
Intangibles, net	34,306	39,081
Goodwill	172,820	182,124
Deferred income taxes	17,954	26,376
Noncurrent receivables, net	28,770	31,849
Other assets	98,146	81,416
Total assets	$1,571,849	$1,556,064

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable	$65,378	$68,954
Accrued liabilities	106,831	124,325
Current maturities of long-term debt	—	—
Income taxes payable	17,328	14,887
Total current liabilities	189,537	208,166

Long-term debt	447,000	350,000
Other noncurrent liabilities	103,843	107,794
Deferred taxes and other liabilities	11,281	12,499
Total liabilities	751,661	678,459

SHAREHOLDERS' EQUITY
Preferred stock, par value $5.00 per share; authorized 2,000,000 shares; none issued	—	—
Class A Common Stock, par value $.001 per share; authorized 100,000,000 shares; 40,785,434 issued in 2022 and 40,760,577 in 2021	41	41
Class B Common Stock, par value $.001 per share; authorized 25,000,000 shares; none issued and outstanding in 2022 and 104 in 2021	—	—
Additional paid in capital	440,295	436,996
Retained earnings	920,966	863,057
Accumulated items of other comprehensive income:
Translation adjustments	(185,721)	(105,880)
Pension and postretirement liability adjustments	(12,613)	(38,490)
Derivative valuation adjustment	17,961	(1,614)
Treasury stock (Class A), at cost; 9,674,542 shares in 2022 and 8,665,090 in 2021	(364,923)	(280,143)
Total Company shareholders' equity	816,006	873,967
Noncontrolling interest	4,182	3,638
Total equity	820,188	877,605
Total liabilities and shareholders' equity	$1,571,849	$1,556,064

ALBANY INTERNATIONAL CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
OPERATING ACTIVITIES
Net income	$10,823	$30,942	$78,267	$89,992
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	15,588	15,925	46,864	48,485
Amortization	1,446	2,289	5,044	6,862
Change in deferred taxes and other liabilities	(18,178)	1,606	(15,582)	7,022
Impairment of property, plant, equipment, and inventory	(52)	25	2,610	563
Non-cash interest expense	279	283	840	593
Non-cash portion of pension settlement expense	42,657	—	42,657	—
Compensation and benefits paid or payable in Class A Common Stock	835	606	3,282	2,232
Provision/(recovery) for credit losses from uncollected receivables and contract assets	(441)	(1,075)	885	(1,158)
Foreign currency remeasurement (gain)/loss on intercompany loans	(5,369)	480	(6,629)	(551)
Fair value adjustment on foreign currency options	(28)	29	(409)	169

Changes in operating assets and liabilities that provided/(used) cash:
Accounts receivable	(5,853)	(10,927)	(20,260)	(14,292)
Contract assets	(13,333)	(3,473)	(37,201)	22,170
Inventories	(3,760)	546	(24,895)	(9,838)
Prepaid expenses and other current assets	1,741	3,949	(2,733)	2,444
Income taxes prepaid and receivable	(2,119)	2,717	(2,179)	2,408
Accounts payable	(2,395)	(296)	5,081	4,312
Accrued liabilities	(879)	5,112	(12,624)	(12,311)
Income taxes payable	10,378	2,871	2,639	(1,085)
Noncurrent receivables	1,112	1,245	2,976	2,832
Other noncurrent liabilities	(2,708)	(1,319)	(5,960)	(5,582)
Other, net	(150)	1,324	4,634	3,232
Net cash provided by operating activities	29,594	52,859	67,307	148,499

INVESTING ACTIVITIES
Purchases of property, plant and equipment	(15,289)	(8,918)	(50,948)	(31,754)
Purchased software	(1,518)	(106)	(1,884)	(394)
Net cash used in investing activities	(16,807)	(9,024)	(52,832)	(32,148)

FINANCING ACTIVITIES
Proceeds from borrowings	10,000	—	145,000	8,000
Principal payments on debt	(48,000)	—	(48,000)	(56,009)
Principal payments on finance lease liabilities	—	(363)	(654)	(1,067)
Purchase of Treasury shares	—	—	(84,780)	—
Taxes paid in lieu of share issuance	—	—	(770)	(998)
Proceeds from options exercised	10	4	17	153
Dividends paid	(6,533)	(6,476)	(19,932)	(19,418)
Net cash used in financing activities	(44,523)	(6,835)	(9,119)	(69,339)

Effect of exchange rate changes on cash and cash equivalents	(12,652)	(4,113)	(30,910)	(2,111)

(Decrease)/increase in cash and cash equivalents	(44,388)	32,887	(25,554)	44,901
Cash and cash equivalents at beginning of period	320,870	253,330	302,036	241,316
Cash and cash equivalents at end of period	$276,482	$286,217	$276,482	$286,217

The following table presents the reconciliation of Net sales to net sales excluding the effect of changes in currency translation rates, a non-GAAP measure:

(in thousands, except percentages)	Net sales as reported, Q3 2022	Decrease due to changes in currency translation rates	Q3 2022 sales on same basis as Q3 2021 currency translation rates	Net sales as reported, Q3 2021	% Change compared to Q3 2021, excluding currency rate effects
Machine Clothing	$153,389	$(6,570)	$159,959	$154,171	3.8%
Albany Engineered Composites	107,174	(3,637)	110,811	78,271	41.6%
Consolidated total	$260,563	$(10,207)	$270,770	$232,442	16.5%

(in thousands, except percentages)	Net sales as reported, YTD 2022	Decrease due to changes in currency translation rates	YTD 2022 sales on same basis as 2021 currency translation rates	Net sales as reported, YTD 2021	% Change compared to 2021, excluding currency rate effects
Machine Clothing	$459,121	$(14,545)	$473,666	$462,298	2.5%
Albany Engineered Composites	306,980	(5,631)	312,611	227,024	37.7%
Consolidated total	$766,101	$(20,176)	$786,277	$689,322	14.1%

The following table presents Gross profit and Gross profit margin:

(in thousands, except percentages)	Gross profit, Q3 2022	Gross profit margin, Q3 2022	Gross profit, Q3 2021	Gross profit margin, Q3 2021
Machine Clothing	$79,232	51.7%	$79,437	51.5%
Albany Engineered Composites	21,261	19.8%	12,605	16.1%
Consolidated total	$100,493	38.6%	$92,042	39.6%

(in thousands, except percentages)	Gross profit, YTD 2022	Gross profit margin, YTD 2022	Gross profit, YTD 2021	Gross profit margin, YTD 2021
Machine Clothing	$237,434	51.7%	$240,427	52.0%
Albany Engineered Composites	55,256	18.0%	41,889	18.5%
Consolidated total	$292,690	38.2%	$282,316	41.0%

A reconciliation from Net income/(loss) (GAAP) to Adjusted EBITDA (non-GAAP) for the current-year and comparable prior-year periods has been calculated as follows:

Three months ended September 30, 2022
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Net income/(loss) (GAAP)	$57,247	$9,958	$(56,382)	$10,823
Interest expense, net	—	—	3,794	3,794
Income tax expense/(benefit)	—	—	(3,183)	(3,183)
Depreciation and amortization expense	4,913	11,303	818	17,034
EBITDA (non-GAAP)	62,160	21,261	(54,953)	28,468
Restructuring expenses, net	42	—	—	42
Foreign currency revaluation (gains)/losses (a)	(2,931)	122	(6,633)	(9,442)
Dissolution of business relationships in Russia	(214)	—	—	(214)
Pension settlement expense	—	—	49,128	49,128
Acquisition/integration costs	—	255	—	255
Pre-tax (income) attributable to noncontrolling interest	—	(176)	—	(176)
Adjusted EBITDA (non-GAAP)	$59,057	$21,462	$(12,458)	$68,061
Adjusted EBITDA margin (Adjusted EBITDA divided by Net sales) (non-GAAP)	38.5%	20.0%	—	26.1%

Three months ended September 30, 2021
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Net income/(loss) (GAAP)	$55,467	$2,917	$(27,442)	$30,942
Interest expense, net	—	—	3,734	3,734
Income tax expense	—	—	12,889	12,889
Depreciation and amortization expense	5,014	12,265	935	18,214
EBITDA (non-GAAP)	60,481	15,182	(9,884)	65,779
Restructuring expenses, net	251	(81)	17	187
Foreign currency revaluation (gains)/losses (a)	(1,571)	31	472	(1,068)
AMJP grant	—	963	(5,832)	(4,869)
Acquisition/integration costs	—	297	—	297
Pre-tax (income) attributable to noncontrolling interest	—	(95)	—	(95)
Adjusted EBITDA (non-GAAP)	$59,161	$16,297	$(15,227)	$60,231
Adjusted EBITDA margin (Adjusted EBITDA divided by Net sales) (non-GAAP)	38.4%	20.8%	—	25.9%

Nine months ended September 30, 2022
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Net income/(loss) (GAAP)	$161,752	$20,688	$(104,173)	$78,267
Interest expense, net	—	—	11,336	11,336
Income tax expense	—	—	22,273	22,273
Depreciation and amortization expense	14,716	34,792	2,400	51,908
EBITDA (non-GAAP)	176,468	55,480	(68,164)	163,784
Restructuring expenses, net	255	—	13	268
Foreign currency revaluation (gains)/losses (a)	(3,690)	755	(17,644)	(20,579)
Dissolution of business relationships in Russia	1,573	—	781	2,354
Pension settlement expense	—	—	49,128	49,128
Acquisition/integration costs	—	806	—	806
Pre-tax (income) attributable to noncontrolling interest	—	(633)	—	(633)
Adjusted EBITDA (non-GAAP)	$174,606	$56,408	$(35,886)	$195,128
Adjusted EBITDA margin (Adjusted EBITDA divided by Net sales-non-GAAP)	38.0%	18.4%	—	25.5%

Nine months ended September 30, 2021
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Net income/(loss) (GAAP)	$161,731	$13,019	$(84,758)	$89,992
Interest expense, net	—	—	11,521	11,521
Income tax expense	—	—	36,375	36,375
Depreciation and amortization expense	15,272	37,326	2,749	55,347
EBITDA (non-GAAP)	177,003	50,345	(34,113)	193,235
Restructuring expenses, net	193	(40)	77	230
Foreign currency revaluation (gains)/losses (a)	(156)	363	813	1,020
AMJP grant	—	963	(5,832)	(4,869)
Acquisition/integration costs	—	911	—	911
Pre-tax (income) attributable to noncontrolling interest	—	(206)	—	(206)
Adjusted EBITDA (non-GAAP)	$177,040	$52,336	$(39,055)	$190,321
Adjusted EBITDA margin (Adjusted EBITDA divided by Net sales-non-GAAP)	38.3%	23.1%	—	27.6%

Per share impact of the adjustments to earnings per share are as follows:

Three months ended September 30, 2022 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$42	$6	$36	$0.00
Foreign currency revaluation (gains)/losses (a)	(9,442)	(2,694)	(6,748)	(0.22)
Dissolution of business relationships in Russia	(214)	(18)	(196)	(0.01)
Pension settlement expense	49,128	11,947	37,181	1.20
Tax impact of stranded OCI benefit from Tax Cuts and Job Act (TCJA) for pension liability (b)	—	5,217	(5,217)	(0.17)
Acquisition/integration costs	255	77	178	0.01

Three months ended September 30, 2021 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$187	$55	$132	$0.00
Foreign currency revaluation (gains)/losses (a)	(1,068)	(314)	(754)	(0.02)
AMJP grant	(4,869)	(1,446)	(3,423)	(0.11)
Acquisition/integration costs	297	89	208	0.01

Nine months ended September 30, 2022 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$268	$75	$193	$0.01
Foreign currency revaluation (gains)/losses (a)	(20,579)	(5,829)	(14,750)	(0.47)
Dissolution of business relationships in Russia	2,354	314	2,040	0.06
Pension settlement expense	49,128	11,947	37,181	1.20
Tax impact of stranded OCI benefit from TCJA for pension liability (b)	—	5,217	(5,217)	(0.17)
Acquisition/integration costs	806	241	565	0.03

Nine months ended September 30, 2021 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$230	$67	$163	$0.00
Foreign currency revaluation (gains)/losses (a)	1,020	332	688	0.02
AMJP grant	(4,869)	(1,446)	(3,423)	(0.11)
Acquisition/integration costs	911	273	638	0.03

The following table provides a reconciliation of Earnings per share to Adjusted Earnings per share:

	Three months ended September 30,		Nine months ended September 30,
Per share amounts (Basic)	2022	2021	2022	2021
Earnings per share (GAAP)	$0.34	$0.95	$2.47	$2.78
Adjustments, after tax:
Restructuring expenses, net	—	—	0.01	—
Foreign currency revaluation (gains)/losses (a)	(0.22)	(0.02)	(0.47)	0.02
Dissolution of business relationships in Russia	(0.01)	—	0.06	—
Pension settlement charge	1.20	—	1.20	—
Tax impact of stranded OCI benefit from Tax Cuts and Job Act (TCJA) for pension liability (b)	(0.17)	—	(0.17)	—
AMJP grant	—	(0.11)	—	(0.11)
Acquisition/ integration costs	0.01	0.01	0.03	0.03
Adjusted Earnings per share (non-GAAP)	$1.15	$0.83	$3.13	$2.72

(a) Foreign currency revaluation (gains)/losses represent unrealized gains and losses arising from the remeasurement of monetary assets and liabilities denominated in non-functional currencies on the balance sheet date.

(b) Our Adjusted EPS excluded the benefit from the reclassification of stranded income tax effects caused by the TCJA associated with the US pension plan liability that was eliminated in September 2022, a one-time event that would not recur in the future. Such stranded income tax effect represented a one-time benefit that distorted the effective tax rate for the quarter and year-to-date ended September 30, 2022 , and would not be indicative of ongoing or expected future income tax rate at the Company. Management believes excluding pension settlement expense and its income tax impact, including the stranded income tax effects, from its Adjusted EBITDA and Adjusted EPS for the quarter and year-to-date ended September 30, 2022 would provide investors a transparent view and enhanced ability to better assess the Company’s ongoing operational and financial performance.

The calculations of net debt are as follows:

(in thousands)	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Current maturities of long-term debt	$—	$—	$—	$—
Long-term debt	447,000	485,000	427,000	350,000
Total debt	447,000	485,000	427,000	350,000
Cash and cash equivalents	276,482	320,870	307,415	302,036
Net debt (non-GAAP)	$170,518	$164,130	$119,585	$47,964

The calculation of net leverage ratio as of September 30, 2022 is as follows:

Total Company
	Twelve months ended	Nine months ended		Trailing twelve months ended
(in thousands)	December 31, 2021	September 30, 2021	September 30, 2022	September 30, 2022 (non-GAAP) (c)
Net income/(loss) (GAAP)	$118,768	$89,992	$78,267	$107,043
Interest expense, net	14,891	11,521	11,336	14,706
Income tax expense	47,163	36,375	22,273	33,061
Depreciation and amortization expense	74,255	55,347	51,908	70,816
EBITDA (non-GAAP)	255,077	193,235	163,784	225,626
Restructuring expenses, net	1,331	230	268	1,369
Foreign currency revaluation (gains)/losses (a)	(1,442)	1,020	(20,579)	(23,041)
Aviation Manufacturing Job Protection (AMJP) grant	(4,731)	(4,869)	—	138
Dissolution of business relationships in Russia	—	—	2,354	2,354
Pension settlement expense	—	—	49,128	49,128
Acquisition/integration costs	1,166	911	806	1,061
Pre-tax (income) attributable to noncontrolling interest	(510)	(206)	(633)	(937)
Adjusted EBITDA (non-GAAP)	$250,891	$190,321	$195,128	$255,698

(in thousands, except for net leverage ratio)	September 30, 2022
Net debt (non-GAAP)	$170,518
Trailing twelve months Adjusted EBITDA (non-GAAP)	255,698
Net leverage ratio (non-GAAP)	0.67

(c) Calculated as amounts incurred during the twelve months ended December 31, 2021, less those incurred during the nine months ended September 30, 2021, plus those incurred during the nine months ended September 30, 2022.
The tables below provide a reconciliation of forecasted full-year 2022 Adjusted EBITDA and Adjusted EPS (non-GAAP measures) to the comparable GAAP measures:

Forecast of Full Year 2022 Adjusted EBITDA	Machine Clothing		AEC
(in millions)	Low	High	Low	High
Net income attributable to the Company (GAAP) (d)	$198	$207	$27	$31
Income attributable to the noncontrolling interest	—	—	1	1
Interest expense, net	—	—	—	—
Income tax expense	—	—	—	—
Depreciation and amortization	19	20	46	47
EBITDA (non-GAAP)	217	227	74	79
Restructuring expenses, net (e)	—	—	—	—
Foreign currency revaluation (gains)/losses (e)	(4)	(4)	1	1
Acquisition/integration costs (e)	—	—	1	1
Dissolution of business relationships in Russia	2	2	—	—
Pre-tax (income)/loss attributable to non-controlling interest	—	—	(1)	(1)

Adjusted EBITDA (non-GAAP)	$215	$225	$75	$80
(d) Interest, Other income/expense and Income taxes are not allocated to the business segments

Forecast of Full Year 2022 Adjusted EBITDA	Total Company
(in millions)	Low	High
Net income attributable to the Company (GAAP)	$90	$99
Income attributable to the noncontrolling interest	1	1
Interest expense, net	15	16
Income tax expense	33	37
Depreciation and amortization	71	72
EBITDA (non-GAAP)	210	225
Restructuring expenses, net (e)	—	—
Foreign currency revaluation (gains)/losses (e)	(21)	(21)
Acquisition/integration costs (e)	1	1
Pension settlement expense	49	49
Dissolution of business relationships in Russia	2	2
Pre-tax (income)/loss attributable to non-controlling interest	(1)	(1)
Adjusted EBITDA (non-GAAP)	$240	$255

	Total Company
Forecast of Full Year 2022 Earnings per share (basic) (f)	Low	High
Net income attributable to the Company (GAAP)	$2.84	$3.14
Restructuring expenses, net (e)	0.01	0.01
Foreign currency revaluation (gains)/losses (e)	(0.47)	(0.47)
Dissolution of business relationships in Russia	0.06	0.06
Pension settlement expense	1.20	1.20
Tax impact of stranded OCI benefit from TCJA for pension liability	(0.17)	(0.17)
Acquisition/integration costs (e)	0.03	0.03
Adjusted Earnings per share (non-GAAP)	$3.50	$3.80

(e) Due to the uncertainty of these items, we are unable to forecast these items for 2022
(f) Calculations based on weighted average shares outstanding estimate of approximately 31.5 million

About Albany International Corp.
Albany International is a leading developer and manufacturer of engineered components, using advanced materials processing and automation capabilities, with two core businesses. Machine Clothing is the world’s leading producer of custom-designed, consumable fabrics and process belts essential for the manufacture of all grades of paper products. Albany Engineered Composites is a growing designer and manufacturer of advanced materials-based engineered components for demanding aerospace applications, supporting both commercial and military platforms. Albany International is headquartered in Rochester, New Hampshire, operates 23 facilities in 11 countries, employs approximately 4,100 people worldwide, and is listed on the New York Stock Exchange (Symbol AIN). Additional information about the Company and its products and services can be found at www.albint.com.

Non-GAAP Measures

This release, including the conference call commentary associated with this release, contains certain non-GAAP measures, that should not be considered in isolation or as a substitute for the related GAAP measures. Such non-GAAP measures include net sales and percent change in net sales, excluding the impact of currency translation effects ; EBITDA, Adjusted EBITDA, and Adjusted EBITDA margin; Net debt; Net leverage ratio; and Adjusted earnings per share (or Adjusted EPS). Management believes that these non-GAAP measures provide additional useful information to investors regarding the Company’s operational performance.

Presenting Net sales and change in Net sales, after currency effects are excluded, provides management and investors insight into underlying sales trends. Net sales, or percent changes in net sales, excluding currency rate effects, are calculated by converting amounts reported in local currencies into U.S. dollars at the exchange rate of a prior period. These amounts are then compared to the U.S. dollar amount as reported in the current period.

EBITDA (calculated as net income excluding interest, income taxes, depreciation and amortization), Adjusted EBITDA, and Adjusted EPS are performance measures that relate to the Company’s continuing operations. The Company defines Adjusted EBITDA as EBITDA excluding costs or benefits that are not reflective of the Company’s ongoing or expected future operational performance. Such excluded costs or benefits do not consist of normal, recurring cash items necessary to generate revenues or operate our business. Adjusted EBITDA margin represents Adjusted EBITDA expressed as a percentage of net sales.

The Company defines Adjusted EPS as basic earnings per share (GAAP), adjusted by the after tax per share amount of costs or benefits not reflective of the Company’s ongoing or expected future operational performance. The income tax effects are calculated using the applicable statutory income tax rate of the jurisdictions where such costs or benefits were incurred or the effective tax rate applicable to total company results.

The Company’s Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted EPS may not be comparable to similarly titled measures of other companies.

Net debt aids investors in understanding the Company’s debt position if all available cash were applied to pay down indebtedness.

Net leverage ratio informs the investors of the Company's financial leverage at the end of the reporting period, providing an indicator of the Company's ability to repay its debt.

We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

Forward-Looking Statements

This press release may contain statements, estimates, guidance or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” “should,” “look for,” “guidance,” “guide,” and similar expressions identify forward-looking statements, which generally are not historical in nature. Because forward-looking statements are subject to certain risks and uncertainties (including, without limitation, those set forth in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q), actual results may differ materially from those expressed or implied by such forward-looking statements.

Forward-looking statements in this release or in the webcast include, without limitation, statements about macroeconomic conditions, including inflationary cost pressures, as well as global events, which include but are not limited to, the ongoing COVID-19 pandemic and the Russia-Ukraine military conflicts; paper-industry trends and conditions during 2022 and in future years; expectations in 2022 and in future periods of sales, EBITDA, Adjusted EBITDA (both in dollars and as a percentage of net sales), Adjusted EPS, income, gross profit, gross margin, cash flows and other financial items in each of the Company’s businesses, and for the Company as a whole; the timing and impact of production and development programs in the Company’s AEC business segment and the sales growth potential of key AEC programs, as well as AEC as a whole; the amount and timing of capital expenditures, future tax rates and cash paid for taxes, depreciation and amortization; future debt and net debt levels and debt covenant ratios; and changes in currency rates and their impact on future revaluation gains and losses. Furthermore, a change in any one or more of the foregoing factors could have a material effect on the Company’s financial results in any period. Such statements are based on current expectations, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.

Statements expressing management’s assessments of the growth potential of its businesses, or referring to earlier assessments of such potential, are not intended as forecasts of actual future growth, and should not be relied on as such. While management believes such assessments to have a reasonable basis, such assessments are, by their nature, inherently uncertain. This release and earlier releases set forth a number of assumptions regarding these assessments, including historical results, independent forecasts regarding the markets in which these businesses operate, and the timing and magnitude of orders for our customers’ products. Historical growth rates are no guarantee of future growth, and such independent forecasts and assumptions could prove materially incorrect in some cases.

Contacts
John Hobbs
603-330-5897
john.hobbs@albint.com